Subsequent Events	9 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 15 – Subsequent Events

Quarterly Grants to our Board of Directors

On October 22, 2024, the Company issued non-employee directors listed in the table below the equity portion of their quarterly compensation. Each of the directors received a vested restricted stock grant for services as a director (and where applicable, committee member) during the quarter ended September 30, 2024. The shares of restricted common stock were granted under the Company’s 2022 Equity Incentive Plan and was subject to each director executing the Company’s standard Restricted Stock Agreement. The fair value per share was based on the quoted trading price as of the close of the market as of October 22, 2024.

Director	Fair Value Per Share	Amount of Restricted Common Stock	Aggregate Fair Value
Cristina Colon	$1.45	7,472	$10,833
Sanford Rich	$1.45	7,472	$10,833
Robert Lowry	$1.45	7,472	$10,833
Jeffrey Thompson	$1.45	6,897	$10,000

Private Placement Agreement

On October 29, 2024 (the “Closing Date”), the Company entered into Securities Purchase Agreements (the "SPA”) with accredited investors (each, an "Investor” and together the "Investors”) for a private placement offering ("Private Placement”), for aggregate gross proceeds of $1.95 million before deducting fees to the placement agent and other expenses payable by the Company in connection with the Private Placement. The Company intends to use the net proceeds of approximately $1.7 million of the Private Placement for working capital and general corporate purposes. As part of the Private Placement, the Company issued an aggregate of 1,286,184 units at a per unit purchase price of $1.52 per unit. Each unit consists of one share of common stock, par value $0.01 per share (the "Common Stock”) and one warrant to purchase one share of the Company’s Common Stock at an exercise price of $1.99 per share (each an "Investor Warrant”) and collectively, the Investor Warrants”). The Investor Warrants have a term of five and a half years from the Closing Date and may not be exercised for 180 days after the Closing Date and are exercisable at $1.99 per share, subject to certain limitations and adjustments set forth in the Investor Warrants. Allan Evans, the Company’s Chief Executive Officer and Sanford Rich and Robert Lowry, each a member of the Company’s board of directors, invested an aggregate of $250,000 in the Private Placement on identical terms to the other Investors.

On November 5, 2024, the Board of Directors of the Company awarded each of the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operation Officer 50,000 restricted shares of the Company’s Common Stock under the Plan as bonuses related to the Private Placement. The restricted shares are valued at $1.96 per share, the closing price of our common stock as of the date of the grant, for a total value of $98,000 for each of the Company’s Officers. The bonuses are subject to the Company’s clawback Policy.